INVESTOR PRESENTATION

NASDAQ: CCBI

February 2006

Regulation FD

This presentation may include forward-looking statements related to the plans, beliefs and goals of the Company, its subsidiaries, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: competitive pressure in the banking industry; changes in the interest rate environment; the health of the economy, either nationally or regionally; the deterioration of credit quality, which would cause an increase in the provision for possible loan and lease losses; changes in the regulatory environment; changes in business conditions, particularly in
California real estate; volatility of rate sensitive deposits; asset/liability matching risks and liquidity risks; changes in the securities markets. The Company undertakes no obligation to revise or publicly release any revision to these forward-looking statements.

Commercial Real Estate

Investor

COMMERCIAL BANKING

and

CORPORATE FINANCIAL

SERVICES

1031 EXCHANGE

SERVICES

RETAIL BANKING

COMMERCIAL

REAL ESTATE

LENDING

MULTI-FAMILY,

COMMERCIAL

& CONSTRUCTION

Focused on the Needs of
Commercial Real Estate Investors

RELATIONSHIP

BANKING

Growth History 1998-1999

1998

April, Company founded by Stephen Gordon and David

Depillo as Financial Institutional Partners Mortgage

Corporation

July, funded first loan

Ended ’98 as 10th largest lender of multifamily loans in

California for the full year

1999

Ended ’99 as 4th largest lender of multifamily loans

in California

Growth History 2000-2001

2000

January, bought Mission S&L total assets ~ $44 million

Renamed bank… “Commercial Capital Bank”

Moved Headquarters to Irvine

December, rolled FIPMC and the Bank into Commercial
Capital Bancorp, Inc

December 31st, total assets of $181.5 million

2001

December 31st, total assets of $423.7 million

Growth History 2002-2004

2002

December, completed IPO market cap of ~ $125 million

December 31st, total assets of $849.5 million

2003

December 31st, total assets of $1.7 billion, market cap ~ $481.1 million

Ended ’03 as 3rd largest lender of multifamily loans in California

2004

June, acquired Hawthorne Financial

$2.5 billion dollar thrift

15 banking offices

June, opened 20th bank office, Malibu, CA

December 31st, total assets of $5.0 billion, market cap ~ $1.26 billion

Growth History 2005

2005

February, acquired TIMCOR Exchange Corporation ~

$400 million exchange balances

May, acquired North American Exchange Company ~ $175

million of exchange balances

November, announced signing of agreement to acquire

Calnet Business Bank with $176.6 million of total assets,

$152.9 million deposits

December 31st, total assets of $5.5 billion

Experienced Executive Team

The Company has built its management team with
seasoned executives that have significant expertise in the
company’s areas of focus.  This expertise includes tenure
with a variety of organizations in significant roles.

Large banking institutions

Fortune 1,000 companies

Regulatory experience

Real estate development

Investment banking

Experienced Executive Team

29

<1

EVP General Counsel

Don Royer

25

1

EVP Commercial Banking

James Daley

28

1

EVP Retail Banking

Richard Grout

27

4

EVP Relationship Banking

Chris Walsh

20

EVP Asset Quality

Rob Noble

16

4

Chief Administrative Officer

Richard Sanchez

30

8

Chief Lending Officer

Robert Williams

25

<1

Chief Financial Officer

Jim Leonetti

21

8

President/Chief Operating Officer*

David DePillo

22

Chief Executive Officer*

Stephen Gordon

Total Years
Experience

Years at
CCBI

Title

Name

* Founder

Statewide Banking Presence

Headquartered in Irvine, California

10 Loan Offices

Alameda County

Contra Costa County

Los Angeles County

Marin County

Orange County

San Diego County

San Mateo County

Chicago, Illinois

23 Banking Offices

Los Angeles County

Orange County

Riverside County

San Diego County

San Mateo County

Ventura County

#24 Valencia opens in Spring 2006

#25 Pasadena opens in Summer 2006

Sacramento - Pending acquisition of Calnet

Business Bank

Nationwide 1031 Exchange
Accommodator Presence

TIMCOR Exchange Corporation

North American Exchange Company

CCB is a leading income property lender, and the
third largest originator of multifamily loans in
California

Predominately adjustable rate portfolio lender

Fixed rate programs through Fannie Mae and conduit

Permanent and bridge

Additional loan products

Construction

Single-family residential

Business lines

Income Property Focus

Lending Focus

  The focus on retail loan production, with strict
     credit underwriting has created valuable
     origination franchise that is a key component
     of the company’s strategy.

95.7% of loan fundings are core

Greater control over credit quality

Greater opportunity to build relationships with the customer

Avoid competition with lower margin, more highly competitive single-family lenders

FOR THE TWELVE MONTHS		
	2005	2004	2003
Multifamily	$1,290,685	$1,143,669	$884,885
Commercial real estate	313,463	119,696	62,823
Single-family residential	447,736	296,868	474
Construction & land	375,176	119,990	-
Total real estate loan fundings	2,427,060	1,680,223	948,182
Business bank & consumer originations	22,224	9,479	11,000
Broker/conduit originations	109,188	160,327	150,320
Total loan fundings	$2,558,472	$1,850,029	$1,109,502

Loan Funding Composition

($ in thousands)

($ in millions)

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$150.3
$959.2
$160.3
$1,689.7
$109.2
$2,449.3
2003
2004
2005
Core
Non-core

Strong Loan Fundings

Adjustable Rate Lender

2005

2004

2003

Fixed

73,344

$

18,897

$

11,335

$

12 MAT

1,339,048

1,084,701

715,188

6 mo CMT

189,241

159,370

73,433

Prime

370,982

146,228

13,656

COFI

250,653

165,068

4,500

LIBOR

191,164

115,438

141,070

Other

34,852

-

-

Core Loan Fundings

2,449,284

$

1,689,702

$

959,182

$

($ in thousands)

Income Property Loan Funding Data

2005

2004

2003

Multifamily

Average LTV

65.9%

68.0%

67.6%

Average DCR

1.22

1.27

1.29

Ratio of ARMS

97.8%

99.0%

98.9%

Ratio of Refinancings

45.8%

51.7%

66.4%

Commercial

Average LTV

61.5%

64.6%

62.9%

Average DCR

1.47

1.45

1.41

Ratio of ARMS

91.3%

98.9%

96.9%

Ratio of Refinancings

69.1%

62.9%

54.8%

Construction & Land

Average LTV

67.0%

61.9%

-

Average DCR

N/A

N/A

-

Ratio of ARMS

96.1%

97.7%

-

Ratio of Refinancings

N/A

N/A

-

Loan Portfolio Mix

December 2005

Multifamily

70%

Commercial Real Estate

14%

Single-
family

9%

Const & Land

7%

$395

$277

$3,051

    Multifamily              Commercial RE            Single-family        Construction & Land

$602

Diversified Funding Strategy

Retail banking provides stable funds and builds
banking relationships

1031 exchange accommodation strategy  provides
low cost funding source which is linked to primary
lending business

Commercial banking provides cash management
and treasury services to corporate clients

Wholesale borrowing enables the Bank to have
flexibility

Relationship banking provides banking and deposit
services to franchise borrowers

Dec. 2005

Other
Borrowings
5%
FHLB
Advances
34%
Deposits
48%
Exchange
Balances
13%

Funding Sources

Retail & Relationship Banking

23 retail banking offices led by
                    Relationship Managers

Products and services to meet the needs of the
                    high net worth clients, including income
                    property investors

Deposit products and services

Loan products

Active and committed to the community

Dec 2005
DDA
$213
9%
Savings
$147
7%
Money
Market
$720
32%
CD
$1,179
52%

Bank Deposit Composition

($ in millions)

$2,500
$2,000
$1,500
$1,000
$500
$0
$257.6
$388.0
$1,023.8
$1,231.1
$1,178.6
$1,080.7
2003
2004
2005
Transaction balances
Time deposits

Deposit Mix

Commercial Banking

Provides treasury and cash management services to:

Title and escrow companies

1031 exchange accommodators

Property management companies

Fiduciary and corporate financial services
companies

1031 Exchange Accommodators

1031 Exchange Accommodators provide services for real
estate investors, who are selling real estate and seek to defer taxes and reinvest the proceeds in a replacement property.  If the transaction complies with IRS requirements,  the investor may defer the tax on the sale.

Real estate investors are required to have a qualified
intermediary hold the funds from the sale of a real estate asset while they seek to acquire a replacement property.

1031 Exchange Accommodators fill the role of holding the
proceeds from the sale of the asset for the real estate investor, while they search for a replacement asset.

1031 Exchange Accommodators

1.

Low cost source of funds (0.86% for 2005)

2.

Provides fee income from accommodation services

3.

Builds relationships with real estate investors for loan,
deposit and other banking services

Building a 1031 Exchange
Accommodation business
provides the company with a
number of strategic advantages:

1031 TIMCOR EXCHANGE CORPORATION

NORTH AMERICAN EXCHANGE COMPANY

1031 Exchange Services

                    North American Exchange Company

Acquired May 2005

NAEC is Headquartered in Walnut Creek, CA and facilitates
1031 exchange transactions nationwide:

                     Long Beach, CA                                  Seattle, WA

    Sacramento, CA                                   Denver, CO

    Miami, FL                                                           Washington DC

    Dallas, TX                                                       Charlotte, NC

TIMCOR Exchange Corporation

  Acquired February 2005

  TIMCOR is headquartered in Los Angeles, and
facilitates 1031 exchange transactions nationwide:

    Houston       Chicago     Miami       Richmond

Total combined exchange balances of $623.3 million as of Dec. 31, 2005

($ in millions)

$2,500
$2,000
$1,500
$1,000
$500
$0
$140.8
$822.5
$236.1
$1,856.3
$221.9
$623.3
$1,597.8
2003
2004
2005
FHLB Advances
Exchange Balances
Other

Borrowing Mix

Growth Strategy

Organic

De Novo:

Crystal Cove, January 2006

Valencia, Spring 2006

Pasadena, Summer 2006

Acquisition:

Calnet Business Bank $152 million of deposits

Lawyers Asset Management $100 million of
exchange balances

Acquisition Strategy

The Company will evaluate potential acquisitions that:

Immediately will be accretive to earnings

Continues to build the exchange business

More fully adds financial service capabilities to serve the
banking needs of the commercial real estate investor
(title, escrow, etc)

Strengthens or expands the depository franchise

Diversifies the dependency on wholesale funding and
lending sources

Allows for greater efficiencies and cost saving opportunities

Operating Performance

($ in thousands, except per share data)

2005

2004

2003

Net interest income

152,927

$

113,022

$

41,234

$

Recapture of losses

8,109

-

-

Noninterest income

24,147

15,087

9,169

Noninterest expenses

(68,971)

(37,652)

(15,446)

Net income before taxes

116,212

90,457

34,957

Income tax expense

(41,863)

(34,195)

(13,242)

Net income

74,349

$

56,262

$

21,715

$

Diluted earnings per share

1.29

$

1.21

$

0.66

$

Performance Indicators

2005

2004

2003

Net interest margin

3.27%

3.40%

3.30%

Operating efficiency ratio

38.6%

29.1%

28.1%

G&A to average assets

1.31%

0.99%

1.09%

Effective income tax rate

36.0%

37.8%

39.3%

Dividend payout ratio

21.7%

7.4%

-

Return on average assets

1.42%

1.55%

1.57%

Return on average equity

11.1%

14.3%

22.7%

Return on average tangible equity

26.6%

31.1%

26.5%

Interest Yields and Costs

2005

2004

2003

Interest Earning Assets

  Loans

5.76%

5.42%

5.84%

  Securities

4.37%

4.29%

4.53%

  FHLB stock

4.41%

3.98%

4.36%

  Cash and cash equivalents

2.90%

1.44%

1.02%

Total yield on interest earning assets

5.60%

5.20%

5.30%

Interest bearing liabilities

  Transaction accounts

2.04%

1.69%

2.17%

  Certificates of deposit

2.84%

1.62%

1.93%

  FHLB advances

2.66%

1.98%

2.01%

  Exchange balances

0.86%

N/A

N/A

  Junior subordinated debentures

6.36%

4.89%

5.02%

  Other borrowings

3.23%

1.50%

1.63%

Cost of interest bearing liabilities

2.49%

1.91%

2.09%

Net spread

3.11%

3.29%

3.21%

Net interest margin

3.27%

3.40%

3.30%

Financial Indicators

($ in thousands, except per share data)

2005

2004

2003

Loans receivable

4,335,538

$

3,914,780

$

1,062,525

$

Investment securities

384,144

491,265

560,729

Total assets

5,463,549

5,023,924

1,723,139

Deposits

2,260,082

2,256,781

645,596

FHLB advances

1,597,806

1,856,349

822,519

Exchange balances

623,284

-

-

Shareholders' equity

698,117

625,216

102,042

Book value per share

12.36

11.47

3.41

Tangible book value per share

5.23

4.80

2.97

Tangible equity to assets ratio

5.84%

5.62%

5.20%

Regulatory Capital Ratios

Well

Capitalized

2005

2004

2003

Core capital

5.00%

8.75%

8.01%

7.97%

Tier I risk based capital

6.00%

11.72%

11.11%

13.47%

Risk based capital

10.00%

12.48%

12.21%

13.87%

Bank Actual

INVESTOR PRESENTATION

NASDAQ: CCBI

February 2006